EARNINGS PER COMMON AND COMMON EQUIVALENT SHARE	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
EARNINGS PER COMMON AND COMMON EQUIVALENT SHARE
18.           EARNINGS PER COMMON AND COMMON EQUIVALENT  SHARE

On January 26, 2010, the Company declared a two-for one stock split to the shareholders of record as of  February 5, 2010. Accordingly, all outstanding shares and per share data in all periods presented have been restated to reflect the stock split.

Basic earnings per share for the years ended December 31, 2011, 2010 and 2009 was computed by dividing net income of RMB 154.1 million, RMB 90.0 million and RMB 197.7 million respectively by the weighted average number of 16,163,696, 16,159,893 and 16,028,152  common shares outstanding, respectively.

Diluted earnings per share for the years ended December 31, 2011, 2010 and 2009 was computed by dividing net income of RMB 154.1 million, RMB 90.0 million and RMB 197.7 million by the weighted average number of 16,456,611, 16,457,462 and 16,269,440  common shares outstanding, respectively. The weighted average number of shares includes potentially dilutive common shares, which reflect the dilutive effect of stock options, preferred shares and warrants. Warrants to purchase 200,000 shares of common stock were not included in diluted earnings per share in 2011, because the warrants were anti-dilutive based on the treasury stock method. Reconciliation of the denominator is as follows:

	2011	2010	2009
Denominator for basic earnings per share – weighted average shares	16,163,696	16,159,893	16,028,152

Effect of dilutive securities:
Exercisable stock options	292,915	246,770	216,026
Convertible warrants	-	50,799	25,262
Denominator for diluted earnings per share – adjusted weighted average shares and assumed conversions	16,456,611	16,457,462	16,269,440